SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 January 22, 2004
                               -------------------
                Date of Report (Date of earliest event reported)


                                   CINTEL CORP.
                                   ------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


     333-100046                                          52-2360156
     ----------                                          ----------
(Commission  File  Number)                             (IRS  Employer
                                                       Identification  No.)


    7F, MSA B/D, 891-43, Daechi-dong, Kangnam-gu, Seoul, KOREA  (Zip: 135-280)
    --------------------------------------------------------------------------
    (address of principal executive offices)                    (Zip Code)


                                   011-822-508-2033
                                   ----------------
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS.

In the fourth calendar quarter of 2003, CINTEL CORP., a Nevada corporation, (the "Registrant") acquired CINTEL CO., LTD., a Korean corporation ("CINTEL Korea"). CINTEL Korea is now a 100% owned subsidiary of the Registrant and constitutes the business operating arm of the Registrant. The Registrant has now determined to change the fiscal year end of CINTEL Korea to December 31, in order to correspond with the fiscal year end of the Registrant. Since the fiscal year end of the Registrant has been and remains December 31, there will be no transition period with respect to the periodic reports filed with the Securities and Exchange Commission by the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cintel  Corp.

                                               /s/ Sang Don Kim
                                          By:  ----------------------------
                                               Sang  Don  Kim
Date:  January  22,  2004                      Chief  Executive  Officer